                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION


                             WASHINGTON, D.C. 20549



                                    FORM 8-K


                                 CURRENT REPORT




                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934




Date of Report (Date of earliest event reported)    April 22, 2004
                                                    --------------



                           YELLOW ROADWAY CORPORATION
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             (Exact name of registrant as specified in its charter)



          Delaware                        0-12255                 48-0948788
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(State or other jurisdiction           (Commission              (IRS Employer
      of incorporation)                File Number)          Identification No.)



                  10990 Roe Avenue, Overland Park, Kansas 66211
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               (Address of principal executive offices) (Zip Code)



Registrant's telephone number, including area code   (913) 696-6100
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Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

         (a)      Financial statements of businesses acquired.

                  Not applicable

         (b)      Pro forma financial information.

                  Not applicable

         (c)      Exhibits.

                  99.1 Press Release dated April 22, 2004.


Item 12. Results of Operations and Financial Condition

On April 22, 2004, Yellow Roadway Corporation announced its results of operations and financial condition for the three months ending March 31, 2004. The public announcement was made by means of a press release, the text of which is set forth in Exhibit 99.1 hereto.

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                YELLOW ROADWAY CORPORATION
                                          -------------------------------------
                                             (Registrant)

Date:   April 23, 2004                    By: /s/ Donald G. Barger, Jr.
     -------------------                  -------------------------------------
                                          Donald G. Barger, Jr.
                                          Senior Vice President and Chief
                                          Financial Officer